----------
CLOSED END
----------

ACM Government
Opportunity Fund

Semi-Annual Report
January 31, 2002

                                                       AllianceCapital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                          o Are Not FDIC Insured
                          o May Lose Value
                          o Are Not Bank Guaranteed
                          ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
March 4, 2002

Dear Shareholder:

This report contains the performance, investment strategy and outlook for ACM Government Opportunity Fund (the "Fund") for the semi-annual reporting period ended January 31, 2002.

Investment Objective and Policies

This closed-end fund is designed to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments and up to 20% in equity securities. Additionally, the Fund may utilize other investment instruments, including options and futures.

Investment Results

The following table shows how the Fund performed over the six- and 12-month periods ended January 31, 2002. For comparison, we have included performance for the Fund's benchmark, the Lehman Brothers (LB) Aggregate Bond Index.

INVESTMENT RESULTS*
Periods Ended January 31, 2002

                -------------------
                    Total Returns
                -------------------
                6 Months  12 Months
-----------------------------------
ACM
Government
Opportunity
Fund (NAV)         5.62%      8.11%
-----------------------------------
Lehman
Brothers
Aggregate
Bond Index         3.20%      7.56%
-----------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of January 31, 2002. All fees and expenses related to the operation of the Fund have been deducted. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. The LB Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged U.S. debt securities. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Opportunity Fund.

      Additional investment results appear on pages 5-7.


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

During the six- and 12-month periods ended January 31, 2002, the Fund outperformed the LB Aggregate Bond Index, primarily due to security selection within the Fund's emerging market debt allocation. The Fund's position in Russia enhanced performance as continuing economic reforms and growing geopolitical importance boosted Russian bond prices. The Fund's position in Ecuador also contributed positively to performance as bond prices were lifted by the improving prospects of an agreement with the International Monetary Fund (IMF).

During the period under review, the yield curve continued to steepen as the U.S. Federal Reserve cut interest rates by an additional 200 basis points. The decision to shorten the overall maturity of the Fund's Treasury securities contributed positively to performance as shorter duration Treasuries outperformed during the period under review.

Market Overview

Global economic growth continued to decelerate in the second half of 2001. In the U.S., declining business investment, weaker export performance, lower equity valuations and a drop in consumer confidence combined to significantly slow the economy during the period. The events of September 11 further undermined the economy and delayed any prospects of recovery to 2002. In response, the U.S. Federal Reserve continued to aggressively lower interest rates, ending the year with the lowest rates seen in four decades. Growth in gross domestic product
(GDP), the broadest measure of U.S. economic activity, declined by a rate of 1.3% in the third quarter of 2001. However, robust consumer spending helped increase GDP to a rate of 1.4% in the fourth quarter, making the outlook for economic recovery in 2002 more promising.

Individual sectors of the fixed income markets all posted positive returns during the six-month period. Among the traditional sectors of the bond market, agencies posted a return of 3.46%, outperforming mortgage-backed securities at 3.41%, investment-grade corporates at 2.96% and Treasuries at 2.85%. At year-end, returns on Treasury securities were dampened by prospects of an economic recovery in 2002.

Emerging market debt, as measured by the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), posted a return of 2.31% for the six-month period. The overall performance of the sector was significantly dampened by the negative performance of Argentina. Increasing concerns over a possible debt default caused Argentine bond prices to decline severely, with the country posting a return of -53.89%. However, most emerging market countries posted strong returns for the period. Top performing countries included Russia returning 31.12%, Ecuador at 31.07%, Bulgaria at 14.11% and Brazil at 12.74%. Mexico posted a return of 7.90%, despite the negative impact made by a slowing U.S. economy and falling oil prices.


--------------------------------------------------------------------------------
2 o ACM GOVERNMENT OPPORTUNITY FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Investment Strategy

During the six-month period under review, we decreased the Fund's exposure to U.S. agency securities in favor of lower coupon U.S. Treasuries due to concerns that agency spreads would underperform Treasuries. We decreased the Fund's allocation to mortgage securities due to interest rate volatility and an increase in prepayment activity.

Within the emerging market sector, we continued to invest in a diversified array of holdings and increased the Fund's exposure to Russia and Ecuador. We maintained holdings in Mexico, the Fund's largest emerging market position, as the Mexican government continued to take steps toward implementing needed fiscal reforms and the economy continued to integrate with the U.S. We reduced positions in Panama and Brazil.

The Fund's small position in Argentina was eliminated by the beginning of November. The Argentine government subsequently collapsed at the end of December, and the country defaulted on its debt obligations.

Market Outlook

In the U.S., accelerating liquidity, improving consumer confidence, a deceleration in the job loss rate and signs of a turnaround in manufacturing activity point to a recovery in the U.S. economy in early 2002. We expect economic growth to advance throughout the year, with real GDP reaching a 3.5% annualized pace by the fourth quarter. We believe the U.S. Federal Reserve's monetary policy will remain largely unchanged for the first half of 2002, and a tighter policy will be implemented in the latter half of the year. In this environment, interest rates will gradually trend higher, and the yield curve will flatten somewhat.

The Treasury market has a number of significant issues to deal with in 2002. Evidence is mounting that the U.S. economy is already recovering. Given the huge amount of fiscal and monetary stimulus, chances are high that the economic rebound will be faster than expected. As the government funds its increased fiscal spending through the sale of Treasury securities, Treasury prices should fall relative to other sectors, and yield spreads should narrow. We expect the federal budget position to swing from a $127 billion surplus in fiscal year 2001 to a deficit of $85 billion in fiscal year 2002.

We expect growth to accelerate in most emerging market economies in 2002 as the demand for imports increases in developed economies and global risk aversion begins to sub side. The crisis in Argentina had muted effects on other emerging market countries, which is an encouraging sign that the countries within the asset class have de-coupled. We are looking to broaden the Fund's investments in government debt around the world, including local currency government debt positions. We are currently considering increasing somewhat the Fund's European exposure,


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

[PHOTO OMITTED] John D. Carifa

[PHOTO OMITTED] Wayne D. Lyski

Wayne D. Lyski, Portfolio Manager, has over 27 years of investment experience.

possibly including Polish and Turkish sovereign issues. In Latin America, we are considering a local currency government debt position in Mexico.

Thank you for your continued interest and investment in ACM Government Opportunity Fund.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Wayne D. Lyski

Wayne D. Lyski
Senior Vice President

--------------------------------------------------------------------------------
4 o ACM GOVERNMENT OPPORTUNITY FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM GOVERNMENT OPPORTUNITY FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
1/31/92 TO 1/31/02

ACM Government Opportunity Fund (NAV): $23,053

Lehman Brothers Aggregate Bond Index: $20,545

  [The following was represented by a mountain graph in the printed material.]

                                ACM
                             Government            Lehman Brothers
                             Opportunity           Aggregate Bond
                                Fund                   Index
-------------------------------------------------------------------------------
    1/31/1992                 $10,000                 $10,000
    1/31/1993                 $11,116                 $11,097
    1/31/1994                 $13,430                 $12,111
    1/31/1995                 $11,531                 $11,831
    1/31/1996                 $14,662                 $13,836
    1/31/1997                 $15,464                 $14,287
    1/31/1998                 $17,475                 $15,819
    1/31/1999                 $18,090                 $17,097
    1/31/2000                 $18,306                 $16,781
    1/31/2001                 $21,322                 $19,101
    1/31/2002                 $23,053                 $20,545


This chart illustrates the total value of an assumed $10,000 investment in ACM Government Opportunity Fund at net asset value (NAV) (from 1/31/92 to 1/31/02) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/ Credit Bond Index. The LB Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged U.S. debt securities.

When comparing ACM Government Opportunity Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Opportunity Fund.


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM GOVERNMENT OPPORTUNITY FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 1/31

    [The following was represented by a bar chart in the printed material.]


         ACM Government Opportunity Fund (NAV)-Yearly Periods Ended 1/31
--------------------------------------------------------------------------------
                             ACM Government            Lehman Brothers
                         Opportunity Fund (NAV)     Aggregate Bond Index
--------------------------------------------------------------------------------
      1/31/93                     11.15%                    10.97%
      1/31/94                     20.82%                     9.14%
      1/31/95                    -14.14%                    -2.31%
      1/31/96                     27.15%                    16.95%
      1/31/97                      5.47%                     3.26%
      1/31/98                     13.01%                    10.72%
      1/31/99                      3.52%                     8.08%
      1/31/00                      1.19%                    -1.85%
      1/31/01                     16.47%                    13.82%
      1/31/02                      8.11%                     7.56%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. The LB Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged U.S. debt securities. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Opportunity Fund.


--------------------------------------------------------------------------------
6 o ACM GOVERNMENT OPPORTUNITY FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
January 31, 2002 (unaudited)

INCEPTION DATE     PORTFOLIO STATISTICS
8/26/88            Net Assets ($mil): $100.9

SECURITY TYPE

54.3% Treasury
22.8% Sovereign
 8.4% FNMA
 5.3% Corporate Obligation                         [PIE CHART]
 4.5% Brady Bonds
 2.4% FHLMC
 1.6% GNMA

 0.7% Short-Term

COUNTRY BREAKDOWN

72.0% United States
10.4% Mexico
 5.4% Brazil
 3.6% Russia
 2.1% Ecuador                                      [PIE CHART]
 1.4% Ukraine
 1.1% South Africa
 1.0% Bulgaria
 0.8% Trinidad & Tobago
 0.8% Panama
 0.7% Turkey

 0.7% Short-Term

All data as of January 31, 2002. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
January 31, 2002 (unaudited)

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------
U.S. Government and Agency
   Obligations-86.0%
U.S. Treasury Bonds-46.4%
   10.75%, 8/15/05(a).............   US$           5,995   $     7,307,365
   12.375%, 5/15/04...............                 2,500         2,989,450
   12.75%, 11/15/10...............                 3,250         4,210,277
   13.25%, 5/15/14................                 5,250         7,882,402
   13.75%, 8/15/04................                 6,620         8,238,789
   14.00%, 11/15/11(a)............                11,500        16,186,250
                                                           ---------------
                                                                46,814,533
                                                           ---------------
U.S. Treasury Notes-23.7%
   3.375%, 1/15/07 TIPS...........                 4,483         4,545,990
   3.625%, 1/15/08 TIPS...........                 5,493         5,608,432
   3.875%, 1/15/09 TIPS...........                 6,496         6,702,315
   5.75%, 11/15/05................                 1,040         1,098,178
   6.75%, 5/15/05.................                 2,050         2,226,812
   7.875%, 11/15/04...............                 3,350         3,717,964
                                                           ---------------
                                                                23,899,691
                                                           ---------------
Mortgage Related Securities-15.9%
Federal Home Loan Mortgage
   Association
   5.25%, 1/15/06(a)..............                 3,000         3,073,590
Federal National Mortgage
   Association
   6.50%, 2/25/32 TBA.............                 3,500         3,520,790
   7.00%, 2/25/32 TBA.............                 3,500         3,583,125
   7.50%, 11/01/29................                 2,506         2,602,723
   8.00%, 6/01/28.................                 1,091         1,163,138
Government National Mortgage
   Association
   6.50%, 2/15/29.................                 2,064         2,089,022
                                                           ---------------
                                                                16,032,388
                                                           ---------------
Total U.S. Government and
   Agency Obligations
   (cost $85,174,727).............                              86,746,612
                                                           ---------------

Sovereign Debt Obligations-29.4%
Brazil-2.4%
Republic of Brazil
   11.00%, 1/11/12................                 1,000           876,500
   11.00%, 8/17/40................                 2,000         1,540,000
                                                           ---------------
                                                                 2,416,500
                                                           ---------------
Ecuador-2.8%
   5.00%, 8/15/30(b)(c)...........                 5,500         2,799,500
                                                           ---------------


--------------------------------------------------------------------------------
8 o ACM GOVERNMENT OPPORTUNITY FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------
Mexico-13.3%
International Bank for Reconstruction
   and Development
   15.875%, 2/28/03...............   MXP          10,000   $     1,152,763
Mexican Treasury Bonds
   13.50%, 3/02/06................                13,332         1,637,780
   14.50%, 5/12/05................                13,169         1,667,663
   16.00%, 1/23/03................                 8,898         1,034,361
United Mexican States Global Bonds
   8.125%, 12/30/19...............   US$           5,540         5,467,980
   11.375%, 9/15/16...............                 2,000         2,495,000
                                                           ---------------
                                                                13,455,547
                                                           ---------------
Panama-1.0%
Republic of Panama
   9.375%, 4/01/29................                 1,000         1,051,500
                                                           ---------------

Russia-4.6%
Ministry Finance of Russia
   3.00%, 5/14/06.................                 5,000         3,712,500
Russian Federation
   5.00%, 3/31/30(b)(c)...........                 1,550           952,087
                                                           ---------------
                                                                 4,664,587
                                                           ---------------
South Africa-1.4%
International Bank for Reconstruction
   and Development
   Zero coupon, 2/17/26...........   ZAR         110,000           738,856
   Zero coupon, 7/14/27...........               107,725           659,425
                                                           ---------------
                                                                 1,398,281
                                                           ---------------
Trinidad & Tobago-1.1%
Republic of Trinidad & Tobago
   9.75%, 7/01/20(c)..............   US$           1,000         1,107,500
                                                           ---------------

Turkey-1.0%
Republic of Turkey
   11.50%, 1/23/12................                   900           896,580
                                                           ---------------

Ukraine-1.8%
Government of Ukraine
   11.00%, 3/15/07(c).............                 1,880         1,828,300
                                                           ---------------

Total Sovereign Debt Obligations
   (cost $27,928,685).............                              29,618,295
                                                           ---------------

Corporate Debt Obligation-6.9%
KFW International Finance
   4.75%, 1/24/07
   (cost $6,996,653)..............                 7,000         6,965,000
                                                           ---------------


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------
Collateralized Brady Bonds-3.3%(d)
Brazil-2.0%
Republic of Brazil
   Series ZL FRN
   6.00%, 4/15/24.................   US$           3,000   $     2,043,900
                                                           ---------------

Bulgaria-1.3%
Republic of Bulgaria
Discount Bond
   Series A FRN
   2.813%, 7/28/24................                 1,500         1,297,500
                                                           ---------------

Total Collaterized Brady Bonds
   (cost $3,317,761)..............                               3,341,400
                                                           ---------------

Non-Collateralized Brady Bond-2.5%
Brazil-2.5%
Republic of Brazil
Discount Bond FRN
   Series ZL
   3.188%, 4/15/24
   (cost $2,766,330)..............                 3,500         2,520,000
                                                           ---------------

Rights-0.1%
Mexico-0.1%
United Mexican States
Value Recovery Rights
   expiring 6/30/03
   (cost $0)......................             5,596,000            55,960
                                                           ---------------

Short-Term Investments-0.9%
Time Deposit-0.9%
Bank of New York
   1.563%, 2/01/02
   (cost $950,000)................                  $950           950,000
                                                           ---------------

Total Investments-129.1%
   (cost $127,134,156)............                             130,197,267
Other assets less liabilities-(29.1%)                          (29,332,040)
                                                           ---------------
Net Assets-100%...................                         $   100,865,227
                                                           ===============


--------------------------------------------------------------------------------
10 o ACM GOVERNMENT OPPORTUNITY FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

(a) Securities or portion thereof, with an aggregate market value of $31,103,845 have been segregated to collateralize reverse repurchase agreements.

(b) Coupon increases periodically based upon a predetermined schedule. Stated interest rates in effect at January 31, 2002.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2002 these securities amounted to $6,687,387 or 6.6% of net assets.

(d) Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principle due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

      Glossary of Terms:
      FHLMC -  Federal Home Loan Mortgage Corporation.
      FRN   -  Floating Rate Note.
      TBA   -  To Be Announced.
      TIPS  -  Treasury Inflation Protected Securities.

See notes to financial statements.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
January 31, 2002 (unaudited)

Assets

Investments in securities, at value (cost $127,134,156) .....     $ 130,197,267
Cash ........................................................           130,617
Receivable for investment securities sold ...................         8,203,934
Interest receivable .........................................         2,683,822
Due from broker .............................................           743,781
Variation margin receivable for futures contracts ...........            21,093
                                                                  -------------
Total assets ................................................       141,980,514
                                                                  -------------
Liabilities
Reverse repurchase agreements ...............................        24,790,795
Payable for investment securities purchased
   and foreign currency contracts ...........................        15,265,449
Dividend payable ............................................           754,159
Advisory fee payable ........................................            70,741
Net unrealized depreciation of forward exchange
   currency contracts .......................................            34,418
Accrued expenses ............................................           199,725
                                                                  -------------
Total liabilities ...........................................        41,115,287
                                                                  -------------
Net Assets ..................................................     $ 100,865,227
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $     125,693
Additional paid-in capital ..................................       108,259,245
Distributions in excess of net investment income ............        (6,327,858)
Accumulated net realized loss on investments, futures
   contracts and currency transactions ......................        (4,196,748)
Net unrealized appreciation of investments, futures
   contracts and foreign currency denominated assets
   and liabilities ..........................................         3,004,895
                                                                  -------------
                                                                  $ 100,865,227
                                                                  =============
Net Asset Value Per Share
   (based on 12,569,321 shares outstanding) .................             $8.02
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ACM GOVERNMENT OPPORTUNITY FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended January 31, 2002 (unaudited)

Investment Income
Interest................................                           $     4,643,520
Expenses
Advisory fee............................         $       380,837
Administrative fee......................                  76,168
Custodian...............................                  74,301
Audit & legal...........................                  60,435
Transfer agency.........................                  36,214
Printing................................                  22,673
Directors' fees.........................                  17,518
Registration............................                  15,834
Miscellaneous...........................                   6,210
                                                 ---------------
Total expenses before interest..........                 690,190
Interest expense........................                 348,617
                                                 ---------------
Total expenses..........................                                 1,038,807
                                                                   ---------------
Net investment income...................                                 3,604,713
                                                                   ---------------
Realized and Unrealized Gain (Loss)
on Investments, Futures Contracts and
Foreign Currency Transactions
Net realized loss on investment
   transactions.........................                                  (665,592)
Net realized gain on futures contracts..                                    32,297
Net realized gain on foreign currency
   transactions.........................                                    90,869
Net change in unrealized
   appreciation/depreciation of:
   Investments..........................                                 2,645,538
   Futures contracts....................                                   (26,953)
   Foreign currency denominated assets
     and liabilities....................                                   (22,918)
                                                                   ---------------
Net gain on investments, futures contracts and
   foreign currency transactions........                                 2,053,241
                                                                   ---------------
Net Increase in Net Assets
   from Operations......................                           $     5,657,954
                                                                   ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                Six Months
                                                   Ended
                                                January 31,         Year Ended
                                                   2002              July 31,
                                                (unaudited)            2001
                                               -------------       ------------

Increase (Decrease) in Net Assets
from Operations
Net investment income ...................      $   3,604,713       $  8,619,310
Net realized loss on investments, futures
   contracts and foreign currency
   transactions .........................           (542,426)          (611,132)
Net change in unrealized
   appreciation/depreciation of
   investments, futures contracts
   and foreign currency denominated
   assets and liabilities ...............          2,595,667          2,108,557
                                               -------------       ------------
Net increase in net assets from
   operations ...........................          5,657,954         10,116,735
Dividends and Distributions to
Shareholders from:
Net investment income ...................         (5,262,832)        (7,912,735)
Tax return of capital ...................                -0-         (1,042,645)
Capital Stock Transactions
Reinvestment of dividends resulting in
   the issuance of common stock .........            581,942            589,783
                                               -------------       ------------
Total increase ..........................            977,064          1,751,138
Net Assets
Beginning of period .....................         99,888,163         98,137,025
                                               -------------       ------------
End of period ...........................      $ 100,865,227       $ 99,888,163
                                               =============       ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ACM GOVERNMENT OPPORTUNITY FUND

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS
Six Months Ended January 31, 2002 (unaudited)

Increase (Decrease) in Cash From:
Operating Activities:
Interest received.......................     $     4,840,352
Interest expense paid...................            (317,853)
Operating expenses paid.................            (592,373)
                                             ---------------
Net increase in cash from operating
   activities...........................                           $     3,930,126
Investing Activities:
Proceeds from disposition of long-term
   investments..........................         140,872,893
Purchases of long-term investments......        (141,289,287)
Proceeds from disposition of short-term
   investments, net.....................           2,831,991
                                             ---------------
Net increase in cash from investing
   activities...........................                                 2,415,597
Financing Activities:*
Decrease in reverse repurchase
   agreements, net......................          (2,406,578)
Cash dividends paid.....................          (3,926,731)
                                             ---------------
Net decrease in cash from financing
   activities...........................                                (6,333,309)
                                                                   ---------------
Net increase in cash....................                                    12,414
Cash at beginning of period.............                                   118,203
                                                                   ---------------
Cash at end of period...................                           $       130,617
                                                                   ===============
----------------------------------------------------------------------------------
Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net increase in net assets resulting from
   operations...........................                           $     5,657,954
Adjustments:
Increase in interest receivable.........     $      (200,106)
Net realized loss on investments,
   futures contracts and foreign currency
   transactions.........................             543,207
Net change in unrealized
   appreciation/depreciation of
   investments, futures contracts
   and foreign currencies...............          (2,596,448)
Accretion of bond discount and
   amortization of bond premium.........             396,938
Increase in interest payable............              30,764
Increase in accrued expenses............              97,817
                                             ---------------
Total adjustments.......................                                (1,727,828)
                                                                   ---------------
Net Increase in Cash from Operating
Activities..............................                           $     3,930,126
                                                                   ===============

* Non-cash financing activities not included herein consist of reinvestment of dividends.

See notes to financial statements.

--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
January 31, 2002 (unaudited)

NOTE A

Significant Accounting Policies

ACM Government Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.


--------------------------------------------------------------------------------
16 o ACM GOVERNMENT OPPORTUNITY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign investments, closed forward exchange currency contracts, holding of foreign currencies, exchange gains and losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

Based on the operations of the Fund as of the semi-annual date, and its distribution policy, the Fund may have a tax return of capital at year end. At this time, the amount of this tax return of capital is not estimable.

6. Change in Accounting Principle

As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Fund. Prior to August 1, 2001, the Fund did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $3,829,042 decrease in cost of investments and a


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

corresponding $3,829,042 increase in net unrealized appreciation/(depreciation), based on investments owned by the Fund on August 1, 2001.

The effect of this change for the period ended January 31, 2002, was to decrease net investment income by $786,338, increase net unrealized appreciation of investments by $664,095, and decrease net realized loss on investment transactions by $122,243. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to .0625 of 1% of the Fund's average weekly net assets during the month (equal to an annual fee of approximately .75 of 1% of the average weekly net assets).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs related to servicing phone inquiries for the Fund. During the six months ended January 31, 2002, the Fund did not reimburse AGIS.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $41,944,722 and $41,969,331, respectively, for the six months ended January 31, 2002. There were purchases of $98,748,461 and sales of $99,038,083 of U.S. government and government agency obligations for the six months ended January 31, 2002, respectively.

At January 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $4,952,975 and gross unrealized depreciation of investments was $1,889,864 resulting in net unrealized appreciation of $3,063,111 (excluding foreign currency transactions).

For federal income tax purposes, the Fund had a net capital loss carryforward at July 31, 2001 of $3,142,475, of which $1,546,112 expires in 2008 and $1,596,363 expires in 2009.

Capital and currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

The Fund incurred and elected to defer post-October currency losses of $846,099 for the year ended July 31, 2001. These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to


--------------------------------------------------------------------------------
18 o ACM GOVERNMENT OPPORTUNITY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

shareholders until they exceed capital loss carryovers.

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At January 31, 2002, the Fund had outstanding futures contracts as follows:

                   Value at
                   Number of                  Expiration    Original       January 31,      Unrealized
     Type          Contracts     Position        Month        Value           2002         Depreciation
  -----------     -----------   ----------   ------------  ----------     ------------    --------------
U.S. Treasury
   2 Yr Note          50           Short      March 2002   $10,441,797     $10,468,750       $(26,953)

A portion of the foreign cash included in the statement of assets and liabilities has been segregated as collateral for the futures transactions outstanding at January 31, 2002.

2. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At January 31, 2002, the Fund had outstanding forward exchange currency contracts as follows:

                                       U.S. $
                         Contract     Value on      U.S. $
                          Amount     Origination    Current     Unrealized
                           (000)        Date         Value     Depreciation
                        ----------------------------------------------------
Forward Exchange
  Currency Sell
  Contract

Mexican Peso,
  settling 2/11/02        29,746     $3,207,492    $3,241,910    $(34,418)

3. Options Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying currency in determining whether the Fund has a realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a currency at a price different from the current market value.

There were no options written for the six months ended January 31, 2002.


--------------------------------------------------------------------------------
20 o ACM GOVERNMENT OPPORTUNITY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized, of which 12,569,321 shares were outstanding at January 31, 2002. During the six months ended January 31, 2002, the Fund issued 70,515 shares in connection with the Fund's dividend reinvestment plan. During the year ended July 31, 2001, the Fund issued 73,025 shares in connection with the Fund's dividend reinvestment plan.

NOTE E

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended January 31, 2002, the average amount of reverse repurchase agreements outstanding was approximately $25,300,970 and the daily weighted average interest rate was 2.63%.

As of January 31, 2002, the Fund had entered into the following reverse repurchase agreements:

   Amount              Broker              Interest Rate       Maturity
===========     =====================      =============   =================

$14,303,748     Lehman Brothers, Inc.          1.78%       February 11, 2002
$10,487,047     Lehman Brothers, Inc           1.80%       February 11, 2002

NOTE F

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 102% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

For the six months ended January 31, 2002, the Fund had no security lending agreements outstanding.

NOTE G

Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States Government.


--------------------------------------------------------------------------------
22 o ACM GOVERNMENT OPPORTUNITY FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                       Six Months
                                            Ended
                                      January 31,                             Year Ended July 31,
                                             2002     ==================================================================
                                      (unaudited)(a)      2001         2000            1999          1998           1997
                                      ==================================================================================
Net asset value,
  beginning of period ...............   $   7.99      $   7.90    $    7.76      $     8.44    $     8.56     $     8.00
                                        --------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ...............        .29(b)        .69(b)       .80(b)          .61           .59            .58
Net realized and unrealized
  gain (loss) on investments, futures
  contracts and foreign currency
  transactions ......................        .16           .12          .05            (.64)         (.08)           .58
                                        --------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations .......        .45           .81          .85            (.03)          .51           1.16
                                        --------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .................       (.42)         (.64)        (.69)           (.61)         (.59)          (.58)
Tax return of capital ...............        -0-          (.08)         -0-             -0-           -0-            -0-
Distributions in excess of
  net investment income .............        -0-           -0-          -0-            (.02)         (.04)          (.02)
Distributions from net realized
  gain on investments ...............        -0-           -0-         (.02)           (.02)          -0-            -0-
                                        --------------------------------------------------------------------------------
Total dividends and distributions ...       (.42)         (.72)        (.71)           (.65)         (.63)          (.60)
                                        --------------------------------------------------------------------------------
Net asset value, end of period ......   $   8.02      $   7.99    $    7.90      $     7.76    $     8.44     $     8.56
                                        ================================================================================
Market value, end of period .........   $   8.48      $   8.67    $  7.1875      $    7.125    $   7.9375     $    7.875
                                        ================================================================================
Total Return
Total investment return based on:(c)
  Market value ......................       2.88%        32.38%       11.21%          (2.46)%        8.90%         21.95%
  Net asset value ...................       5.62%        11.00%       12.22%           (.09)%        6.52%         15.99%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...................   $100,865      $ 99,888    $  98,137      $  101,445    $  110,315     $  111,905
Ratio to average net assets of:
  Expenses ..........................       2.04%(d)      2.88%        2.10%           1.19%         1.18%          1.27%
  Expenses, excluding
    interest expense ................       1.36%(d)      1.45%        1.31%           1.19%         1.18%          1.27%
  Net investment income .............       7.09%(d)      8.69%       10.21%           7.48%         6.89%          7.00%
Portfolio turnover rate .............        110%           98%         120%            211%          230%           407%

See footnote summary on page 24.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 23

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the six months ended January 31, 2002 was to decrease net investment income per share by $0.06, increase net realized and unrealized gains and losses per share by $0.06, and decrease the ratio of net investment income to average net assets from 8.64% to 7.09%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.


--------------------------------------------------------------------------------
24 o ACM GOVERNMENT OPPORTUNITY FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point

One point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 25

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $455 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 41 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 640 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/01.


--------------------------------------------------------------------------------
26 o ACM GOVERNMENT OPPORTUNITY FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Michael L. Mon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer
Agent and Registrar

PFPC, Inc.
P.O. Box 8030
Boston, MA 02266-8030

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Custodian

Bank of New York
One Wall Street
New York, New York 10286

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Opportunity Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 27

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


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28 o ACM GOVERNMENT OPPORTUNITY FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL
INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 800-331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACM OppFd". The Fund's NYSE trading symbol is "AOF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information or if you would like a brochure describing the Dividend Reinvestment Plan, please call PFPC, Inc. at
(800) 331-1710.


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                                            ACM GOVERNMENT OPPORTUNITY FUND o 29

ACM Government Opportunity Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

                                 AllianceCapital [LOGO](R)
                      The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

OPPSR0102